EXHIBIT 10.3

DEMAND PROMISSORY NOTE

THIS AGREEMENT, made this 15th day of February, 2012, by and between AUTOSOURCE ENTERPRISES, INC. (“Borrower”) having his principal place of business at 7525 Frankford Avenue, Philadelphia, PA 19136; and AVANGARD AUTO FINANCE, INC. (“Bank”), a Company with its principal office located at 2708 Commerce Way, Suite 300, Philadelphia, PA 19154.

INTENDING TO BE LEGALLY BOUND, and for value received, Borrower agrees as follows:

1. OBLIGATION. Borrower promises to pay to the order of Avangard Auto Finance, Inc. (“Bank”), ON DEMAND, the principal amount owed to Bank at the time of the Demand, up to but not more than Two Hundred and Fifty Thousand DOLLARS and Zero CENTS($250,000.00) together with interest accruing in arrears on the unpaid principal balance from the date hereof at the rate of 20% per annum, payable as provided in the Floor Plan Agreement, and as evidenced by other Loan Documents. Interest shall be computed hereunder on the basis of a 360 day year for the actual number of days elapsed. Any payments in excess of such maximum amount shall be refunded to Borrower or credited against the indebtedness owed hereunder at the discretion of Bank. All amounts payable hereunder are payable in lawful money of the United States of America in immediately available funds. All payments shall be applied to the indebtedness evidenced hereby in the order determined by Bank.

2. PAYMENT SCHEDULE. Until demand, interest on the unpaid principal balance is due and payable as stated in the Floor Plan Agreement.

3. SECURITY. As security for the payment of all Obligations (defined herein to include the indebtedness evidenced by this Note and any and all other indebtedness of the Borrower to Bank in any capacity, now existing or hereafter incurred, however created or evidenced, regardless of kind, class or form, whether direct, indirect, absolute or contingent), Borrower hereby grants and pledges to Bank all of the Debtor’s assets currently owned or hereafter acquired, including but not limited to: inventory, including all goods, motor vehicles, taxi medallions, merchandise, supplies and other personal and real property, now owned or hereafter acquired, all documents now and at any times covering or representing any of said property or assets, all of Borrower’s accounts, accounts receivables, contract receivables, contract rights, notes, drafts, acceptances, instruments, chattel paper and general intangibles, and all guarantees and suretyship agreements relating thereto and all security for payment thereof, now and hereafter existing or arising, as well as any profits now or hereafter acquired from or through any of the foregoing (hereinafter collectively referred to as “Collateral”). Collateral is defined herein to include without limitation all tangible and intangible property of every description (including all additions, substitutions, and proceeds) as described in any document evidencing a security interest or other lien in favor of Bank to secure the Obligations, or which is now or hereafter in possession or custody of or in transit to Bank for any purpose, and will also include any lien on property acquired at any time by the entry of judgment hereunder or the revival of or execution on said judgment. All Collateral is security for any and all Obligations and the undersigned grants a security interest in all Collateral to Bank.

4. DEFAULT. The occurrence of any one or more of the following events shall constitute a Default hereunder: (a) The failure of any Obligor (defined herein to include the Borrower and any other person or entity liable for the payment of all or any part of the Obligations as well as any other person or entity granting Bank a security interest in property to secure all or any of the Obligations) to pay any Obligation when due (whether at the stated maturity, by acceleration, upon demand or otherwise), including without limitation agreements, or there occurs any event or condition which after notice, lapse of time or after both notice and lapse of time will permit acceleration of any Obligation under the Floor Plan Agreement and/or any other Loan Document; (b) If any representation, signature, warranty, certificate, opinion, financial statement or other information made or deemed made by any Obligor to Bank at any time in any Loan Document or otherwise shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made; (c) Any Obligor defaults in the performance of any obligation, term or condition of this Note or any other agreement with Bank or any of its affiliates or subsidiaries (collectively, “Affiliates”); (d) The failure of any Obligor to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any indebtedness or obligation owing to any third party, the occurrence of any event which could result in acceleration of payment of any such indebtedness or obligation or the failure to perform any agreement with any third party or any Affiliate; (e) If any Obligor shall terminate or disclaim, or attempt to terminate or disclaim, such Obligor’s liability for all or a portion of the indebtedness evidenced by the Obligations; (f) If any Obligor shall in any material respect fail to comply with any statute, rule, regulation, ordinance, order, law or judicial decree regarding said Obligor or any of his, her, or its property or assets; (g) The filing of bankruptcy, receivership or insolvency proceedings of any kind by or against any Obligor or the making by any Obligor of an assignment for the benefit of creditors; (h) If any Obligor shall become insolvent or unable to pay debts as they mature; (i) The entry of a judgment against any Obligor which remains unsatisfied for a period of twenty days or the issuance of any execution, tax lien, levy, attachment or garnishment proceeding against any property in which any Obligor has an interest; (j) The dissolution, merger, consolidation, reorganization, or change of control of any Obligor which is an organization, without the prior written consent of Bank, or the death of any Obligor who is a natural person; (k) If any attachment, levy, garnishment or similar legal process is served upon Bank as a result of any claim against any Obligor or against property of any Obligor; (l) If any Obligor shall fail to remit promptly when due to the appropriate governmental agency or authorized depository any amount due, including but not limited to any amount collected or withheld from any employee of any Obligor for payroll taxes, social security payments or similar payroll deductions; (m) The sale of any secured collateral by an Obligor, without the prior written consent of Bank, or the condemnation of any secured collateral by any governmental authority; (n) If Bank shall reasonably and in good faith determine that any collateral for the repayment of any Obligation is insufficient as to quality or quantity and the Borrower or any other Obligor shall fail, after notification by Bank, to pledge, assign, or transfer to Bank such other additional collateral deemed satisfactory to Bank to secure the Obligations;

(o) Any change in the financial condition or business operation of any Obligor which causes Bank reasonably to believe that the performance of any of the obligations under this or any other agreement with Bank is impaired or doubtful. Borrower understands and agrees that any reference herein to any Default is not intended in any way to diminish, alter, impair, limit or eliminate the ability of Bank to demand payment in full at any time of the indebtedness evidenced by this Note. Borrower agrees that the election by Bank of any right or remedy provided to it upon the occurrence of any Default shall be conclusively presumed to be done in good faith by Bank notwithstanding any prior course of dealing or otherwise, including without limitation the acceptance by Bank of any partial payments on the indebtedness evidenced by this Note or other Loan Documents.

5. REMEDIES OF BANK. Upon either (a) the occurrence of a Default, or (b) demand by Bank, Bank may at any time thereafter at Bank’s option without demand or notice to any Obligor accelerate the maturity of any or all Obligations; whereupon such accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against any Obligor, all Obligations shall automatically and immediately be due and payable, and Bank may also and without demand or notice as to any Obligor exercise its right of set off and any other rights or remedies granted in any of the Loan Documents or under applicable law against any Obligor, all of which remedies shall be cumulative. No delay or failure by Bank in exercising any of its rights or remedies hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or future exercise of any other right or remedy. Bank shall not be required to marshal any Collateral or guaranty or to resort to same in any particular order. Following maturity (whether by acceleration, upon demand or otherwise) of the indebtedness evidenced by this Note or after the entry of judgment, interest under this Note shall be payable upon demand and shall accrue on the principal balance due hereunder (and without limitation on any portion of the Obligations that may be paid in any plan of reorganization) at a rate 3% above the rate stated above. Absent the written agreement of Bank to the contrary, the acceptance by Bank of partial payments after the maturity of the indebtedness evidenced by this Note shall not be deemed a waiver by Bank of its right to be paid immediately all sums due hereunder in full. Borrower shall pay to Bank upon demand all costs of suit and other collection expenses, including without limitation all title search, title insurance, and appraisal costs, and all attorneys’ fees and other costs incurred by Bank, whether before or after the entry of a judgment, as a result of any negotiations or proceeding, whether in bankruptcy or otherwise, involving any Obligor or any Collateral. Bank may also refuse to make any further advances in regard to any Obligation and may terminate any commitment to make an advance under any Obligation.

6. MISCELLANEOUS. Each of the provisions hereof shall apply to this Note, to any extensions or modifications hereof and to the indebtedness evidenced hereby, except as otherwise expressly stated herein or in a separate writing signed by Bank and Borrower. Borrower hereby waives presentment for payment, demand, protest, notice of protest and dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The liability of Borrower hereunder shall be unconditional without regard to the liability of any other party and shall not be in any manner released or otherwise affected by (a) any indulgence, extension of time, compromise, renewal, release, satisfaction, waiver or modification granted or consented to by Bank involving any Obligor or Collateral or (b) the failure of any Obligor to sign any document evidencing any Obligation or the failure of Bank to perfect any security interest or lien in any Collateral. Bank shall not by any act or omission or under any circumstances be deemed to have waived any of its rights other than any rights waived by Bank in writing. Any reference herein to Borrower shall be deemed to refer to and be applicable to each signer separately as well as all of them jointly. Bank is hereby authorized, without further notice, to obtain the signature of additional co-makers and to date this Note as of the date on which the loan is made. The undersigned, if more than one, are jointly and severally liable. This Note has been delivered to and accepted by Bank in, and shall be governed by the laws of, the Commonwealth of Pennsylvania. All of the terms and provisions hereof inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. The invalidity or unenforceability of any portion hereof shall not affect the remaining portions hereof, and in the case of such invalidity, this Note shall be construed as if such portion had not been inserted. In the event of any inconsistency between the terms of this Note and the terms of any other Loan Document evidencing or securing the indebtedness owed hereunder, the terms of this Note shall prevail. To the extent permitted by law, this Note may not be prepaid except as agreed to in writing by Bank. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a preexisting indebtedness evidenced by a note or other instrument, such preexisting indebtedness shall not be deemed to have been extinguished hereby. Patriot Act Notice. To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For purposes of this section, account shall be understood to include loan accounts.

7. VENUE, AND EXCLUSIVE JURISDICTION. Borrower hereby consents to the exclusive jurisdiction of the Court of Common Pleas of Philadelphia County, Pennsylvania or the United States District Court for the Eastern District of Pennsylvania in any legal proceeding involving, directly or indirectly, any matter arising out of or related to this Note, or any relationship evidenced hereby. Borrower submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court and waives any objection which Borrower may have based upon lack of personal jurisdiction or improper venue and consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower waives personal service of the summons, complaint and any other process issued in any such action or suit and agrees that service of such summons, complaint, and any other process may be made by mailing a copy thereof, by registered or certified mail, postage prepaid, to Borrower. Nothing in this Note shall be deemed or operate to affect the rights of Bank to serve legal process or to bring any action permitted by law against any Obligor or involving any Collateral in the appropriate court of any other appropriate jurisdiction or forum.

8. WAIVER OF JURY TRIAL AND OTHER DAMAGES. The Borrower irrevocably waives, and Bank by its acceptance hereof thereby waives, any right or claim to a trial by jury in any legal proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, or otherwise) in any way arising out of or related to this Note or any other Loan Document. The Borrower represents and warrants that no representative or agent of the Bank has represented, expressly or otherwise, that the Bank will not, in the event of litigation, seek to enforce this jury trial waiver. The Borrower further waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. This provision is a material inducement for Bank to provide the financial accommodations evidenced hereby.

9. CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers the prothonotary or clerk or any attorney of any court of record to waive the issuance and service of process and to appear for and confess judgment therein against Borrower and in favor of Bank or any subsequent holder hereof: (a) at any time, whether or not the indebtedness evidenced hereby has matured (by acceleration or otherwise), for the full amount of all Obligations due or that may become due hereunder, including but not limited to late charges and interest accrued at the rate provided herein; and (b) upon the occurrence of a Default hereunder, in an appropriate action of replevin to obtain possession of the Collateral, including all books and records pertaining to the Collateral. And such confession shall be with all costs of suit and an attorneys’ commission in an amount equal to all attorneys’ fees incurred but in no event less than the greater of ten percent (10%) of the full amount confessed hereunder or $1,000. Although the Borrower agrees that the confession may include the amounts of the attorneys’ commission specified in the preceding sentence, Borrower reserves the right only to contest the collection by Bank of any unreasonable attorneys’ fees. The authority and power to appear for and confess judgment against Borrower shall not be exhausted by the initial exercise thereof and the same may be exercised from time to time, as often as Bank shall deem necessary and desirable, and a copy of this Note shall be sufficient warrant. Bank may, in its sole discretion, exercise the authority contained herein against one or more Borrowers at one and the same time or at different times. Such confession shall be with or without declaration or complaint filed, with release of errors, without stay of execution, and Borrower waives the right of inquisition on any real estate levied upon pursuant to the provisions hereof, and does hereby voluntarily condemn same and authorizes the prothonotary to enter upon the writ of execution a voluntary condemnation, and further agrees that the real estate may be sold on a writ of execution with a waiver and release of all relief from all appraisement, stay or exemption laws or rules of court, now in force or hereafter enacted or adopted.

BORROWER: Autosource Enterprises, Inc.

Signature	/s/ Boris Zelen
Boris Zelen, Owner

STATE OF PENNSYLVANIA		)
)
COUNTY OF		)

Sworn to and subscribed before me by                     , who is either known to me or has provided proof of identification this      day of             , 2012.

NOTARY SEAL

Signature of Notary Public

My commission expires:

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